Exhibit 99.1

July 6, 2017

Harmony Files Definitive Proxy Statement, Schedules Stockholder Vote on NextDecade Merger for July 24

•	Harmony Merger Corp. (NASDAQ: HRMN; HRMNW) (“Harmony”) filed a definitive proxy statement with U.S. Securities and Exchange Commission (“SEC”) on June 29, 2017
•	Stockholder vote on business combination with NextDecade, LLC (“NextDecade”) set for July 24, 2017
•	NextDecade is a liquefied natural gas (“LNG”) development company focused on LNG export projects in the State of Texas
•	NextDecade’s Rio Grande LNG (“RGLNG”) project among most advanced second wave U.S. LNG export projects, optimally located in Brownsville, Texas in close proximity to associated gas from the Permian Basin and Eagle Ford Shale
•	Following consummation of the Merger, NextDecade to be a publicly listed company (NASDAQ: NEXT)

NEW YORK, NY and THE WOODLANDS, Texas, USA (July 6, 2017) – Harmony, a publicly traded special purpose acquisition company, and NextDecade jointly announced that Harmony has filed a definitive proxy statement (Form DEFM14A) with the SEC on June 29, 2017. The definitive proxy statement provides detailed information regarding Harmony’s planned merger (the “Merger”) with NextDecade, an LNG development company focused on LNG export projects in the State of Texas. The definitive proxy statement also contains detailed information regarding NextDecade’s commercial, engineering, regulatory, and gas supply strategies, competitive advantages, rationale for the Merger, and summary financial projections, among other information.

The special meeting of Harmony stockholders to consider the Merger will be held on July 24, 2017 at 11:00 a.m. Eastern Time. All stockholders of record of Harmony’s common stock as of the close of business on June 29, 2017 will be entitled to vote their shares at the special meeting. The parties expect to consummate the Merger promptly after the meeting, subject to approval of Harmony’s stockholders. Following the closing of the Merger, NextDecade will be a publicly listed company on the NASDAQ traded under the ticker symbol “NEXT”.

NextDecade’s first proposed LNG export facility, the RGLNG project located in Brownsville, Texas, is optimally located in close proximity to associated and stranded gas resources in the Permian Basin and Eagle Ford Shale. RGLNG and its associated Rio Bravo Pipeline (“RBPL”), originating in the Agua Dulce market area, are well-positioned among the second wave of U.S. LNG projects.

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About NextDecade, LLC

NextDecade, based in The Woodlands, Texas, is a developer of LNG projects and associated pipelines in the State of Texas. NextDecade is focused on providing customers around the world with flexible solutions for low-cost, reliable LNG across the full value chain. Founded in 2010, NextDecade has a team of industry leaders with extensive experience in signing major LNG off-take deals, and developing and managing LNG, FLNG, and FSRU projects, as well as associated natural gas and electricity infrastructure around the world. Any development of its projects remains contingent upon completing required commercial agreements; acquiring all necessary permits and approvals; securing all financing commitments and potential tax incentives; achieving other customary conditions; and making a final investment decision to proceed. For more information, please visit www.next-decade.com.

About Harmony Merger Corp.

Harmony Merger Corp. (NASDAQ: HRMN) was incorporated in Delaware on May 21, 2014 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities. On March 27, 2015, Harmony consummated its initial public offering (“IPO”) of 11,500,000 units, each unit consisting of one share of common stock and one warrant to purchase one common share, and a simultaneous private placement of units to certain initial stockholders and Cantor Fitzgerald & Co., the representative of the underwriters in the IPO. Pursuant to a definitive merger agreement with NextDecade, as well as subsequent proxy materials filed with the SEC, Harmony expects to consummate a merger with NextDecade following a stockholder vote scheduled for July 24, 2017. For more information, please visit www.harmonymergercorp.com.

CAUTIONARY INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. The words “believe”, “expect”, “intend”, “plan”, “potential”, and similar expressions are intended to identify forward-looking statements, and these statements may relate to the merger transaction. These statements involve a number of known and unknown risks, which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements. These risks include uncertainties about NextDecade’s ability to complete the Merger with Harmony; the development of the Rio Grande LNG export project following completion of the merger; and other matters discussed in the “Risk Factors” section of Harmony’s definitive proxy statement, and any updates thereto in subsequent reports filed with the Securities and Exchange Commission (the “SEC”). The forward-looking statements in this press release speak as of the date of this release. Although NextDecade and/or Harmony may from time to time voluntarily update prior forward-looking statements, they disclaim any commitment to do so except as required by securities laws.

IMPORTANT INFORMATION FOR STOCKHOLDERS

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Harmony filed and mailed to stockholders of record of Harmony a definitive proxy statement on June 29, 2017. HARMONY STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND ANY OTHER MATERIALS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Harmony stockholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Harmony and NextDecade, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Harmony will be available free of charge on Harmony’s internet website at www.harmonymergercorp.com or by contacting Harmony using the contact information below.

PARTICIPANTS IN SOLICITATION

Harmony and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Harmony’s stockholders in connection with the Merger. Stockholders are urged to carefully read the definitive proxy statement, and any other related materials that may be filed with the SEC when they become available, because they will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Harmony’s stockholders in connection with the Merger is set forth in the definitive proxy statement. Information about Harmony’s executive officers and directors is set forth in the definitive proxy statement relating to the Merger and stockholders are encouraged to read any amendments or supplements to the definitive proxy statement and other related materials filed with the SEC. You can obtain free copies of these and other documents containing relevant information at the SEC’s web site at www.sec.gov or by directing a request to the address or phone number set forth under Investors above.

INVESTORS

Height for NextDecade | Patrick Hughes | + 1 (202) 629 0004 | phughes@heightllc.com

Harmony Merger Corp. | David Sgro | + 1 (212) 319 7676 | ds@harmonymergercorp.com

MEDIA

Ward for NextDecade | Molly LeCronier | +1 (713) 869 0707 | MLeCronier@wardcc.com

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